UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2013

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California	91360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 1, 2013, Teledyne Technologies Incorporated (“Teledyne”) entered into an Amended and Restated Credit Agreement by and among Teledyne, certain subsidiaries of Teledyne, the lender parties thereto and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer (the “Amended Credit Agreement”). The Amended Credit Agreement amends and restates the Credit Agreement dated February 25, 2011, among Teledyne, certain subsidiaries of Teledyne, the lender parties thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The Amended Credit Agreement increases the borrowing capacity under the credit facility from $550 million to $750 million, extends the maturity date of the facility from February 25, 2016 to March 1, 2018, and includes lower applicable interest rates. Teledyne also has the ability to borrow up to an additional $50 million under the Amended Credit Facility, subject to certain conditions. The other material terms of the credit facility, including covenants, remain unchanged.

Teledyne Limited and Teledyne DALSA, Inc., subsidiaries of Teledyne, remain designated borrowers, and Teledyne Brown Engineering, Inc., Teledyne Instruments, Inc., Teledyne Scientific & Imaging, LLC and Teledyne LeCroy, Inc., each of which is a subsidiary of Teledyne, remain guarantors.

The intended use of the credit facility continues to be for working capital, permitted acquisitions, the issuance of letters of credit and for other lawful corporate purposes.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of March 1, 2013, by and among Teledyne Technologies Incorporated (Teledyne), certain subsidiaries of Teledyne as Designated Borrowers, certain subsidiaries of Teledyne as Guarantors, the Lender parties thereto and Bank of America, N.A. as Administrative Agent, Swing-Line Lender and L/C Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer

Dated: March 1, 2013

EXHIBIT INDEX

Description

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of March 1, 2013, by and among Teledyne Technologies Incorporated (Teledyne), certain subsidiaries of Teledyne as Designated Borrowers, certain subsidiaries of Teledyne as Guarantors, the Lender parties thereto and Bank of America, N.A. as Administrative Agent, Swing-Line Lender and L/C Issuer.